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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

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                                   FORM 8-K
                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

      Date of report (Date of earliest event reported): November 25, 2005

                    SYNTHETIC FIXED-INCOME SECURITIES, INC.
                                 ON BEHALF OF:
                     STRATS(SM) TRUST FOR IBM Corporation
                           SECURITIES, SERIES 2004-7
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            (Exact Name of Registrant as Specified in Its Charter)

                                 333-111858-02
  Delaware                         001-32232                    52-2316339
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State or Other                 (Commission Number)           (I.R.S. Employer
Jurisdiction of                                              Identification No.)
Incorporation)


Synthetic Fixed-Income Securities, Inc.
301 South College
Charlotte, North Carolina                                           28288
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(Address of Principal Executive Offices)                          (Zip Code)


Registrant's telephone number, including area code: (704)383-7727
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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The STRATS(SM) TRUST FOR IBM CORPORATION SECURITIES, SERIES 2004-7, which we refer to herein as the "Trust," was formed pursuant to the Base Trust Agreement, dated as of September 26, 2003, between Synthetic Fixed-Income Securities, Inc., as depositor, and U.S. Bank Trust National Association, as trustee and securities intermediary, as supplemented by the STRATS(SM) Certificates Series Supplement 2004-7 in respect of the Trust dated as of June 15, 2004 (the "Series Supplement").

Item 8.01. Other Events

On November 25, 2005, Synthetic Fixed-Income Securities, Inc. surrendered 20,000 STRATS(SM) Certificates, Series 2004-7 held by it having an aggregate stated amount equal to $500,000 to the Trust in exchange for a distribution of International Business Machines Corporation, 4.75% Notes due November 29, 2012, having a principal balance equal to $500,000 in accordance with the optional exchange provisions of Section 39 of the Series Supplement.

After giving effect to the above exchange of Certificates, as of the close of business on November 25, 2005, $30,510,000 aggregate principal amount of IBM Corporation, 4.75% Notes due November 29, 2012 are held by the Trust, and 1,220,400 Certificates representing $30,510,000 aggregate Certificate Principal Balance are outstanding.

                                   SIGNATURE


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                        Synthetic Fixed-Income Securities, Inc.

                                        By: /s/ Jeremy Swinson
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                                        Name: Jeremy Swinson
                                        Title: Vice President



Date:  November 25, 2005


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